EXHIBIT 32.2

ROLLER BEARING COMPANY OF AMERICA, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Daniel A Bergeron, Vice President and Chief Financial Officer of Roller Bearing Company of America, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1)                                  The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 28, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel A. Bergeron
Daniel A. Bergeron
Vice President and Chief Financial Officer

August 11, 2003